UNITED STATES
SECURITIES AND EXCHANGE

COMMISSION
Washington, D.C. 20549
FORM
8-K
Current Report Pursuant

to Section 13 OR 15(d)

of
The Securities Exchange Act

of 1934
Date of Report (Date of

earliest event reported)
March 10, 2023
Everest Re Group, Ltd.
(Exact name of registrant as

specified in its charter)
Bermuda
1-15731
98-0365432
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
Seon Place – 4th Floor
141 Front Street
PO Box HM 845
Hamilton
HM 19
,
Bermuda
Not Applicable
(Address of principal executive

offices)
(Zip Code)
Registrant’s telephone number, including area code
441
-
295-0006
Not Applicable
(Former name or former

address, if changed since last report.)
Check the appropriate box below if the

Form 8-K filing is intended to simultaneously

satisfy the filing obligation of

the registrant
under any of the following provisions (see

General Instruction A.2. below):
☐

Written communications pursuant to Rule 425 under

the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to

Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)
☐

Pre-commencement communications

pursuant to Rule 14d-2(b)

under the Exchange Act (17

CFR 240.14d-2(b))
☐

Pre-commencement communications

pursuant to Rule 13e-4(c) under

the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to

Section 12(b) of the Act:

Class Trading Symbol(s)
Name of Exchange where

registered
Common Shares, $0.01 par value
RE
New York Stock Exchange
Indicate by check mark

whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act

of
1933 (§230.405 of this chapter)

or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐

If an emerging growth company, indicate by check mark

if the registrant has elected not to

use the extended transition period for
complying with any new or revised

financial accounting standards provided

pursuant to Section 12(a)

of the Exchange Act.

☐

ITEM 5.02
DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;

ELECTION OF

DIRECTORS;
APPOINTMENT OF

CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS

OF
CERTAIN OFFICERS.

Sanjoy

Mukherjee,

Executive

Vice

President,

General

Counsel,

and

Secretary

of

Everest

Re

Group,

Ltd.

(the
“Company”), will be leaving

the Company to

pursue other opportunities

effective as of April 21, 2023.

Subject to the
terms

of

the

transition

agreement

entered

into

by

Mr.

Mukherjee

and

the

Company

dated

March

10,

2023

(the
“Transition Agreement”), he will also

serve as an advisor to

the Company from April 22, 2023 through

July 3, 2023
(the “Separation Date”)

and, for such services,

he will receive a one-time

payment of $50,000.

Subject to the terms

of
Mr. Mukherjee’s

employment agreement (as reported in the Company’s

Proxy Statement for its 2022 annual general
meeting of shareholders and filed as

Exhibit 10.19 to the Company’s Annual

Report on Form 10-K for the

year ended
December 31, 2022) and

the Transition

Agreement, Mr. Mukherjee will

receive accrued payments, vesting of equity
awards, insurance benefits and

a separation allowance in accordance

with the terms of his

employment agreement, a
one-time payment of

two years

of his

base annual

salary payable

in

January 2025, and

a cash

payment in

lieu of

a
tranche of six hundred

and one (601) restricted

shares that would

otherwise have vested

on November 19,

2024 (based
on the market price

of the Company’s stock at

the close of the New

York Stock Exchange on the Separation

Date).
Brent

Hoffman has

been appointed

Interim General

Counsel. The

Company will

be

conducting a

search for

Mr.
Mukherjee’s permanent replacement.
A copy

of the

related press release is

attached to this

Current Report on

Form 8-K as

Exhibit 99.1 and

incorporated
herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
Exhibit No. Description
99.1
News Release of

the registrant,
dated March 14,

2023

SIGNATURES
Pursuant to the requirements

of the Securities Exchange

Act of 1934, the

registrant

has duly caused this report

to be
signed on its behalf

by the undersigned

hereunto duly authorized.
EVEREST RE GROUP, LTD.
By:

/S/ ROBERT J. FREILING
Robert J. Freiling
Senior Vice President and

Chief Accounting Officer
Dated:

March 27, 2023

EXHIBIT INDEX
Exhibit
Number Description of Document Page No.
99.1
News Release of registrant,
dated March 14, 2023
5
104
Cover Page Interactive

Data File (embedded
within the Inline XBRL

document